UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported)    November 21, 2025

AVNET, INC.

(Exact name of registrant as specified in its Charter)

New York	1-4224	11-1890605
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

2211 South 47th Street, Phoenix, Arizona	85034
(Address of principal executive offices)	(Zip Code)

(480) 643-2000

(Registrant’s telephone number, including area code.)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $1.00 per share	AVT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.

The following matters were submitted to a vote of the shareholders at the Company’s 2025 Annual Meeting of Shareholders, the results of which are as follows:

1.	The shareholders elected the ten nominees to the Board of Directors, each to serve until the next annual meeting and until their successors have been elected and qualified. The voting results for each nominee were as follows:

				Broker
Director Nominees	For	Against	Abstain	Non-Votes
Rodney C. Adkins	71,991,688	2,044,939	116,162	3,207,555
Brenda L. Freeman	72,476,792	1,559,636	116,361	3,207,555
Philip R. Gallagher	74,001,056	37,208	114,525	3,207,555
Helmut Gassel	72,731,138	1,305,392	116,259	3,207,555
Virginia L. Henkels	72,619,577	1,416,614	116,598	3,207,555
Jo Ann Jenkins	72,212,619	1,820,970	119,200	3,207,555
Oleg Khaykin	72,730,930	1,307,371	114,488	3,207,555
Ernest E. Maddock	72,283,303	1,755,392	114,094	3,207,555
Avid Modjtabai	70,542,251	3,489,578	120,960	3,207,555
Adalio T. Sanchez	72,422,916	1,612,170	117,703	3,207,555

2.	The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved, having received the following votes:

			Broker
For	Against	Abstain	Non-Votes
68,516,064	5,490,867	145,858	3,207,555
3.	The proposal to approve the 2025 Stock Compensation and Incentive Plan.

			Broker
For	Against	Abstain	Non-Votes
67,861,374	6,188,429	102,986	3,207,555
4.	The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent public accounting firm for the fiscal year ending June 27, 2026.

For	Against	Abstain
77,005,042	167,641	187,661

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2025	AVNET, INC.

	By:	/s/ Kenneth A. Jacobson
Name: Kenneth A. Jacobson
Title: Chief Financial Officer